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                                                                    EXHIBIT 23.4




            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

         As independent petroleum engineers, we hereby consent to the incorporation by reference in the Post-Effective Amendment on Form S-8 to the Registration Statement on Form S-4 of Santa Fe Energy Resources, Inc. of our report in Santa Fe Energy Resources, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998. We also consent to all references to our firm in such Post-Effective Amendment.




                                                  RYDER SCOTT COMPANY
                                                  PETROLEUM ENGINEERS


Houston, Texas
June 15, 1999